UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of The

Securities Exchange Act of 1934

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ROSEHILL RESOURCES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

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ROSEHILL RESOURCES INC.

16200 Park Row, Suite 300

Houston, Texas 77084

Dear Rosehill Resources Inc. Stockholders:

You are cordially invited to attend the special meeting of stockholders of Rosehill Resources Inc., which we refer to as “we”, “us”, “our” or the “Company”, on April 16, 2018, at 8:30 a.m., Central Time, at the offices of the Company, located at 16200 Park Row, Suite 300, Houston, Texas 77084. This proxy statement is dated March 23, 2018, and is first being mailed to stockholders of the Company on March 23, 2018.

At the special meeting, our stockholders will be asked to consider and vote upon a proposal to approve and adopt an amendment to the Company’s second amended and restated certificate of incorporation to authorize an additional 155,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share, which would increase the Company’s capital stock to include 250,000,000 shares of Class A common stock (the “Proposal”).

The Proposal is more fully described in the accompanying proxy statement, which each stockholder is encouraged to review carefully.

We are providing the accompanying proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the special meeting of stockholders and at any adjournments or postponements of the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this proxy statement carefully.

Our board of directors unanimously recommends that our stockholders vote FOR the Proposal.

Approval of the Proposal requires the affirmative vote of the holders of a majority of our outstanding shares of common stock, which such majority must include at least 80% of the shares held by Tema Oil and Gas Company and its successors and affiliates (collectively, the “Tema Entities”) and KLR Energy Sponsor, LLC and its successors and affiliates (collectively, the “KLR Entities” and together with the Tema Entities, the “Sponsor Holders”).

Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible to ensure that your vote is counted, regardless of whether you expect to attend the special meeting in person or, by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. A failure to vote by a registered stockholder, an abstention and a broker non-vote are each the equivalent of a vote “AGAINST” the Proposal.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the Proposal. If you are a stockholder of record and fail to return your proxy card and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote AGAINST the Proposal. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote AGAINST the Proposal. If you are a stockholder of record and you attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Sincerely,

March 23, 2018	/s/ J. A. (Alan) Townsend
J. A. (Alan) Townsend
Chief Executive Officer

ROSEHILL RESOURCES INC.

16200 Park Row, Suite 300

Houston, Texas 77084

NOTICE OF SPECIAL MEETING

OF STOCKHOLDERS OF ROSEHILL RESOURCES INC.

To Be Held on April 16, 2018

To the Stockholders of Rosehill Resources Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, which we refer to as the “special meeting,” of Rosehill Resources Inc., a Delaware corporation, which we refer to as “we”, “us”, “our”, or the “Company”, will be held on April 16, 2018, at 8:30 a.m., Central Time, at the offices of the Company, located at 16200 Park Row, Suite 300, Houston, Texas 77084. You are cordially invited to attend the special meeting to consider and act upon a proposal to amend the Company’s second amended and restated certificate of incorporation to authorize an additional 155,000,000 shares of the Company’s Class A common stock, which would increase the Company’s capital stock to include 250,000,000 shares of Class A common stock.

Only holders of record of our common stock at the close of business on March 7, 2018 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten (10) days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of the proposal to be presented at the special meeting. We encourage you to read this proxy statement carefully.

By Order of the Board of Directors,

March 23, 2018	/s/ J. A. (Alan) Townsend
J. A. (Alan) Townsend
Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposal to be presented at the special meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement.

Q:	Why am I receiving this proxy statement?

A:	Our stockholders are being asked to consider and vote upon a proposal to amend the Company’s second amended and restated certificate of incorporation to authorize an additional 155,000,000 shares of the Company’s Class A common stock, which would increase the Company’s capital stock to include 250,000,000 shares of Class A common stock.

This proxy statement contains important information about this proposal. You should read this proxy statement carefully and in its entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement.

Q:	What is being voted on at the special meeting?

A:	Our stockholders are being asked to vote on a proposal to amend the Company’s second amended and restated certificate of incorporation to authorize an additional 155,000,000 shares of the Company’s Class A common stock, which would increase the Company’s capital stock to include 250,000,000 shares of Class A common stock.

Q:	Why is the Company proposing the Proposal?

A:	The proposed amendment that we are asking our stockholders to approve increases the authorized number of shares of Class A common stock, which our board of directors believes is necessary to provide adequate authorized share capital to provide flexibility for future issuances of the Company’s Class A common stock, if determined by the board of directors to be in the best interests of the Company, without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Q:	What vote is required to approve the Proposal?

A:	The approval of the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock, which such majority must include at least 80% of the shares held by the Sponsor Holders. A failure to vote by a registered stockholder, an abstention and a broker non-vote will each have the same effect as a vote “AGAINST” the Proposal.

Q:	How many votes do I have at the special meeting?

A:	Our stockholders are entitled to one vote at the special meeting for each share of Class A common stock and Class B common stock held of record as of March 7, 2018, the record date for the special meeting. As of the close of business on the record date, there were 6,208,120 outstanding shares of our Class A common stock and 29,807,692 outstanding shares of our Class B common stock.

Q:	What constitutes a quorum at the special meeting?

A:	Holders of a majority in voting power of the Company’s Class A common stock and Class B common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting has power to adjourn the special meeting. As of the record date for the special meeting, at least 18,007,906 shares of our common stock would be required to achieve a quorum.

If you are a stockholder of record and fail to return your proxy card and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote AGAINST the Proposal. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote AGAINST the Proposal.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:	If you were a holder of record of our Class A common stock or Class B common stock on March 7, 2018, the record date for the special meeting, you may vote with respect to the Proposal in person at the special meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name”, which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:	What will happen if I abstain from voting or fail to vote at the special meeting?

A:	At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to the Proposal as present for purposes of determining whether a quorum is present. For purposes of approval, a failure to vote by a registered stockholder, an abstention and a broker non-vote will each have the same effect as a vote “AGAINST” the Proposal.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on the Proposal will be voted “FOR” the Proposal.

Q:	If I am not going to attend the special meeting in person, should I return my proxy card instead?

A:	Yes. Whether you plan to attend the special meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	If my shares are held in “street name”, will my broker, bank or nominee automatically vote my shares for me?

A:	Under the rules of various national and regional securities exchanges, your broker, bank, or nominee may vote your shares with respect to discretionary matters if you have not provided instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Broker non-votes occur when brokers, banks or nominees do not receive voting instructions from their customers, and the broker, bank or nominee does not have discretionary voting authority with respect to a proposal. We believe the Proposal will be considered discretionary and therefore your broker, bank, or nominee may vote your shares without your instruction. Accordingly, we do not expect that there will be any broker non-votes present at the special meeting.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by sending a later-dated, signed proxy card to our secretary at the address listed below so that it is received by our secretary prior to the special meeting or attend the special meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our secretary prior to the special meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:	The Company will pay the cost of soliciting proxies for the special meeting. The Company has engaged Morrow Sodali LLC, which we refer to as “Morrow,” to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $5,500, plus disbursements. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, loss, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the Proposal or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Rosehill Resources Inc.

16200 Park Row, Suite 300

Houston, Texas 77084

Attention: Corporate Secretary

You may also contact our proxy solicitor at:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Individuals call toll free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: ROSE.info@morrowsodali.com

To obtain timely delivery, our stockholders must request the materials no later than five (5) business days prior to the special meeting.

SPECIAL MEETING OF COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on April 16, 2018, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on March 23, 2018. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting will be held at 8:30 a.m., Central Time, on April 16, 2018, at the offices of the Company, located at 16200 Park Row, Suite 300, Houston, Texas 77084, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our Class A common stock or Class B common stock at the close of business on March 7, 2018, which is the record date for the special meeting. You are entitled to one vote for each share that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. As of the close of business on the record date, there were 6,208,120 outstanding shares of our Class A common stock and 29,807,692 outstanding shares of our Class B common stock.

Quorum and Required Vote for the Proposal for the Special Meeting

Holders of a majority in voting power of the Company’s Class A common stock and Class B common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting has power to adjourn the special meeting. As of the record date for the special meeting, the presence at the meeting, in person or represented by proxy, of holders of at least 18,007,906 shares of our common stock would be required to achieve a quorum.

Approval of the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock and Class B common stock, which such majority must include at least 80% of the shares held by the Sponsor Holders.

If you are a stockholder of record and fail to return your proxy card and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote AGAINST the Proposal. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote AGAINST the Proposal.

Recommendation to Company Stockholders

Our board of directors believes that the Proposal to be presented at the special meeting is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” the Proposal.

Abstentions

At the special meeting, we will count a properly executed proxy marked “ABSTAIN” as present for purposes of determining whether a quorum is present. For purposes of approval, a failure to vote by a registered stockholder, an abstention and a broker non-vote will each have the same effect as a vote “AGAINST” the Proposal.

Voting Your Shares

Each share of Class A common stock and Class B common stock that you own in your name entitles you to one vote on the Proposal to be presented at the special meeting. Your one or more proxy cards show the number of shares of Class A common stock and Class B common stock that you own. There are several ways to vote your shares of Class A common stock and Class B common stock:

•	You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Class A common stock or Class B common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Proposal.

•	You can attend the special meeting and vote in person even if you have previously voted by submitting a proxy pursuant to any of the methods noted above. You will be given a ballot when you arrive. However, if your shares of Class A common stock or Class B common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Class A common stock or Class B common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Morrow Sodali LLC, before the special meeting, that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Proposal. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our Class A common stock or Class B common stock, please call our proxy solicitor at (800) 662-5200 (banks and brokers call collect at (203) 658-9400).

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone. The Company and its directors, officers and employees may also solicit proxies in person. The Company will file with the Securities and Exchange Commission all scripts and other electronic communications used as proxy soliciting materials. The Company will bear the cost of the solicitation.

The Company has hired Morrow Sodali LLC to assist in the proxy solicitation process. The Company will pay that firm a fee of $5,500, plus disbursements.

The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse them for their reasonable expenses.

PROPOSAL — APPROVAL OF AMENDMENT TO CURRENT CERTIFICATE TO AUTHORIZE ADDITIONAL SHARES OF CLASS A COMMON CAPITAL STOCK

Overview

Our stockholders are being asked to approve an amendment to our current certificate to authorize an additional 155,000,000 shares of the Company’s Class A common stock, which would increase the Company’s capital stock to include 250,000,000 shares of Class A common stock. This amendment is, in the judgment of our board of directors, necessary to provide adequate authorized share capital to provide flexibility for future issuances of Class A common stock if determined by the board of directors to be in the best interests of the Company without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

We currently have authorized 95,000,000 shares of Class A common stock, 30,000,000 shares of Class B common stock and 1,000,000 shares of preferred stock, 150,000 shares of which are designated as 8.000% Series A Cumulative Perpetual Convertible Preferred Stock (“Series A Preferred Stock”) and 210,000 shares are designated as 10.000% Series B Redeemable Preferred Stock (“Series B Preferred Stock”). As of March 7, 2018, there were (a) 21 holders of record of Class A common stock and 6,208,120 shares of Class A common stock outstanding; (b)1 holder of record of Class B common stock and 29,807,692 shares of Class B common stock outstanding; (c) 13 holders of record of Series A Preferred Stock and 97,698 shares of Series A Preferred Stock outstanding; (d) 3 holders of record of Series B Preferred Stock and 150,626 shares of Series B Preferred Stock outstanding and (e) 12 holders of record of warrants to purchase shares of our Class A common stock and 25,579,980 warrants outstanding. The number of shares of Class A common stock and warrants outstanding include 14,179 outstanding units, each consisting of one share of Class A common stock and one warrant. Each share of Series A Preferred Stock is convertible, at the holder’s option at any time, initially into 86.9565 shares of Class A common stock, subject to specified adjustments and limitations as set forth in the Certificate of Designations of Series A Preferred Stock of Rosehill Resources Inc. Each warrant entitles the holder to purchase one share of Class A common stock at $11.50 per share. Holders of our Class B common stock also hold a like number of common units (“Rosehill Operating Common Units”) representing membership interests in Rosehill Operating Company LLC (“Rosehill Operating”), the controlled subsidiary through which we currently conduct all of our operations. Each share of Class B common stock, together with one Rosehill Operating Common Unit, may be exchanged for one share of Class A common stock (or cash at our option).

The amendment would increase our total number of authorized shares of all classes of capital stock and our total number of authorized shares of Class A common stock by 155,000,000.

Reasons for the Amendment

The amendment is intended to provide adequate authorized share capital to provide flexibility for future issuances of Class A common stock if determined by the board of directors to be in the best interests of the Company without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Future activities may include, but are not limited to, public or private debt or equity offerings, extension and exchange transactions or public or private exchange offers or tender offers. Any financing or refinancing transaction may occur on a stand-alone basis or in connection with, or immediately following, other transactions.

On February 14, 2018, the Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission with respect to an offering by the Company of 10,000,000 shares of our Class A common stock (the “Offering”). We expect to receive approximately $63,600,000 of gross proceeds from the offering (based on an assumed public offering price of $6.36 per share of Class A common stock, the closing price of our Class A common stock on March 14, 2018). We anticipate that we will contribute all of the net proceeds from the Offering to Rosehill Operating in exchange for a number of Rosehill Operating Common Units equal to the number of shares of Class A common stock issued by us in the Offering. Rosehill Operating intends to use the net proceeds from the Offering to finance its development plan and for general corporate purposes, including to fund future acquisitions.

The proposed new authorized shares of Class A common stock would become part of the existing class of Class A common stock and, if and when issued, would have the same rights and privileges as the shares of Class A common stock presently issued and outstanding. Pursuant to the the Shareholders’ and Registration Rights Agreement, dated as of December 20, 2016, by and among us, Tema Oil & Gas Company (“Tema”), KLR Energy Sponsor, LLC (“KLR Sponsor”), Anchorage Illiquid Opportunities V, L.P. and AIO V AIV 3 Holdings, L.P. (collectively, “Anchorage” and, such agreement, the “SHRRA”), Anchorage has preemptive rights to participate in future equity issuances by us, subject to certain exceptions, so as to maintain its then-current percentage ownership of our capital stock. No other stockholder has any preemptive rights to acquire additional shares of the Class A common stock. The increase in the authorized shares of Class A common stock will not itself cause any changes in our capital accounts or have any immediate effect on the rights of existing stockholders. However, to the extent that additional authorized shares of Class A common stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership interests and could be issued at prices lower than the prices at which existing stockholders purchased their shares. Any such issuance of additional shares of Class A common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Class A common stock.

An increase in the number of authorized shares of our common stock may make it more difficult to, or discourage an attempt to, obtain control of us by means of a takeover bid that the board of directors determines is not in our best interest nor in the best interests our stockholders. However, the board of directors does not intend or view the proposed increase in the number of authorized shares of Class A common stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of us. We have no current plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Vote Required for Approval

The affirmative vote of holders of a majority of the outstanding shares of our common stock is required to approve the Proposal, which such majority must include at least 80% of the shares held by the Sponsor Holders. A failure to vote by a registered stockholder, an abstention and a broker non-vote will each have the same effect as a vote “AGAINST” the Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL.

COMPARISON OF CURRENT CERTIFICATE TO PROPOSED AMENDMENT

The following table sets forth a summary of the changes proposed to be made between our current certificate and the proposed amendment if the Proposal is approved. The form of amendment is attached to this proxy statement as Annex A.

Current Certificate	Proposed Amendments
Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 132,000,000 shares, consisting of 131,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), including 95,000,000 shares of Class A Common Stock (the “Class A Common Stock”); 30,000,000 shares of Class B Common Stock (the “Class B Common Stock”) and 6,000,000 shares of Class F Common Stock (the “Class F Common Stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).	Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 281,000,000 shares, consisting of 280,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), including 250,000,000 shares of Class A Common Stock (the “Class A Common Stock”) and 30,000,000 shares of Class B Common Stock (the “Class B Common Stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

If the Proposal is approved by the requisite holders of common stock as set forth above, the proposed amendment to our second amended and restated certificate of incorporation will become effective upon the filing of a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which filing we expect to make as soon as practicable following such stockholder approval.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding ownership of shares of our common stock as of the record date by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our common stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors, as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The percentages in the table below are based on 6,208,120 shares Class A common stock and 29,807,692 shares of Class B common stock issued and outstanding as of March 7, 2018. In calculating the percentages for a particular holder, we treated as outstanding the number of shares of Class A common stock issuable upon exercise of that particular holder’s warrants or conversion of that particular holder’s Series A Preferred Stock and did not assume exercise of any other holder’s warrants or conversion of any other holder’s Series A Preferred Stock.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting common stock beneficially owned by them.

	Class A Stock Common Stock		Class B Stock Common Stock
Name and Address of Beneficial Owners(1)	Number of Shares	%	Number of Shares	%
More than 5% Stockholders
KLR Entities(2)	3,544,733	42.6%	—	—
Rosemore, Inc.(3)	36,159,518	85.3%	29,807,692	100%
K2 Principal Fund, L.P.(4)	2,495,728	30.3%	—	—
Anchorage(5)	8,441,287	59.3%	—	—
Geode Diversified Fund(6)	715,020	10.4%	—	—
Buerger Entities(7)	5,164,801	51.0%	—	—
AQR Capital Management, LLC(8)	489,600	7.3%	—	—
Warberg(9)	767,000	10.9%	—	—
Directors and Named Executive Officers
Gary C. Hanna(10)	1,391,138	18.8%	—	—
Edward Kovalik(11)	3,562,344	42.3%	—	—
J.A. (Alan) Townsend(12)	206,180	3.3%	—	—
Craig Owen(13)	190,433	3.1%	—	—
T.J. Thom(14)	140,000	2.3%	—	—
Harry Quarls	28,429	*	—	—
Francis Contino	27,611	*	—	—
Frank Rosenberg	17,611	*	—	—
William E. Mayer	17,611	*	—	—
All directors and executive officers as a group (9 individuals)	5,581,357	57.9%	—	—

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the entities or individuals set forth in the table is c/o Rosehill Resources Inc., 16200 Park Row, Suite 300, Houston, Texas 77084.

(2)	KLR Group Investments, LLC (“KLR Investments”) is the managing member of KLR Energy Sponsor, LLC (“KLR Sponsor”). Mr. Kovalik is the managing member of KLR Group Holdings, LLC (“KLR Group”), which owns 100% of KLR Group Investments, LLC, which is the managing member of KLR Sponsor. Includes: (i) 414,601 shares of Class A common stock held by KLR Investments, (ii) 2,118,547 warrants to purchase Class A common stock held by KLR Investments, (iii) 85,565 shares of Class A common stock issuable upon conversion of Series A Preferred Stock held by KLR Investments and (iv) 926,020 shares of Class A common stock held by KLR Sponsor. KLR Sponsor has entered into the SHRRA with Tema and other holders. Pursuant to the SHRRA, KLR Sponsor and Tema have agreed to, among other things, vote their shares of common stock to elect members of our Board of Directors as set forth therein. Because of the relationship between KLR Sponsor and Tema as a result of the SHRRA, KLR Sponsor may be deemed, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Act”), to beneficially own the shares of common stock held by Tema. KLR Sponsor disclaims beneficial ownership of the shares of common stock held by Tema.
(3)	Rosemore, Inc.’s (“Rosemore”) address is 1 North Charles Street, 22nd Floor, Baltimore, MD 21201. Includes: (i) 29,807,692 shares of Class B common stock exchangeable (together with a corresponding number of Rosehill Operating Common Units) for Class A common stock on a one-to-one basis held by Tema, (ii) 4,000,000 warrants to purchase Class A common stock held by Tema, (iii) 750,000 warrants to purchase Class A common stock held by Rosemore, and (iv) 18,421 shares of Series A Preferred Stock held by Rosemore Holdings, Inc., a wholly owned subsidiary of Rosemore that are convertible into 1,601,826 shares of Class A common stock. Shares held by Tema and Rosemore Holdings, Inc. may be deemed beneficially owned by Rosemore, their sole parent. Tema’s address is 1 North Charles Street, 22nd Floor, Baltimore, MD 21201, and Rosemore Holdings, Inc.’s address is 7 St. Paul Street, Suite 820, Baltimore, MD 21202. Tema has entered into the SHRRA with KLR Sponsor and other holders. Pursuant to the SHRRA, KLR Sponsor and Tema have agreed to, among other things, vote their shares of common stock to elect members of our Board of Directors as set forth therein. Because of the relationship between KLR Sponsor and Tema as a result of the SHRRA, Tema may be deemed, pursuant to Rule 13d 3 under the Act, to beneficially own the shares of common stock held by KLR Sponsor. Tema disclaims beneficial ownership of the shares of common stock held by KLR Sponsor
(4)	Includes 1,165,548 shares of Class A common stock issuable upon the exercise of outstanding warrants and 869,565 shares of Class A common stock issuable upon conversion of shares of Series A Preferred Stock. K2 Principal Fund, L.P.’s address is 2 Bloor St West, Suite 801, Toronto, Ontario, M4W 3E2. The reported securities are owned directly by the K2 Principal Fund, L.P. (the “Fund”), and indirectly by: K2 GenPar L.P., the general partner of the Fund (the “GP”), K2 GenPar 2009 Inc., the general partner of the GP (“GenPar 2009”), Shawn Kimel Investments Inc., which owns 100% of the equity interests in GenPar 2009 (“SKI”), and Shawn Kimel, the sole owner of SKI. SKI owns 66.5% of the equity interests of K2 & Associates Investment Management Inc. (“K2 & Associates”). K2 & Associates is the investment manager of the Fund. Shawn Kimel, through his ownership of SKI and his being president of each of SKI, the GP, GenPar2009 and K2 & Associates, controls the voting and dispositive power for all of its shares of our common stock.
(5)	Includes a total of 3,245,678 shares of Class A common stock issuable upon exercise of outstanding warrants, including 1,570,759 shares issuable to Anchorage Illiquid Opportunities V, L.P. and 1,674,919 shares issuable to AIO V AIV 3 Holdings, L.P., and a total of 4,782,607 shares of Class A common stock issuable upon conversion of shares of Series A Preferred Stock, including 2,314,521 shares issuable to Anchorage Illiquid Opportunities V, L.P. and 2,468,086 shares issuable to AIO V AIV 3 Holdings, L.P. Anchorage Capital Group, L.L.C. (“ACG”), an SEC-registered investment advisor, is the investment manager of each of Anchorage Illiquid Opportunities V, L.P. and AIO V AIV 3 Holdings, L.P. ACG’s address is 610 Broadway, 6th Floor, New York, NY 10112. Anchorage Advisors Management, L.L.C. (“AAM”) is the sole managing member of ACG. Mr. Kevin Ulrich is the Chief Executive Officer of ACG and the senior managing member of AAM. ACG, AAM and Mr. Ulrich have indirect voting or investment power with respect to each of Anchorage Illiquid Opportunities V, L.P. and AIO V AIV 3 Holdings, L.P., but each of those entities or natural persons disclaims beneficial ownership in the registrable securities owned by each of Anchorage Illiquid Opportunities V, L.P. and AIO V AIV 3 Holdings, L.P.

(6)	Includes 668,174 shares issuable upon conversion of shares of Series A Preferred Stock and 46,846 shares of common stock. Geode is a segregated account of Geode Capital Master Fund Ltd and is in the care of Geode Capital Management LP (“GCM LP”). GCM LP’s address is One Post Office Square, 20th Floor, Boston, MA 02109. GCM LP has the sole voting or investment power with respect to Geode.
(7)	Includes: (i) 418,393 shares of Class A common stock, 1,281,208 warrants to purchase Class A common stock and 22,000 shares of Class A common stock issuable upon conversion of Series A Preferred Stock held by Reid S. Buerger, (ii) 418,393 shares of Class A common stock, 1,281,208 warrants to purchase Class A common stock and 22,000 shares of Class A common stock issuable upon conversion of Series A Preferred Stock held by Alan H. Buerger 2003 Trust for Reid S. Buerger (the “Trust”) and (iii) 418,392 shares of Class A common stock, 1,281,208 warrants to purchase Class A common stock and 22,000 shares of Class A common stock issuable upon conversion of Series A Preferred Stock held by 2012 Buerger Family SD LLC (the “LLC”). The address for Mr. Buerger, the Trust and the LLC is 7111 Valley Green Road, Fort Washington, Pennsylvania 19034.
(8)	Based solely on Schedule 13G/A filed with the SEC on February 14, 2018. Includes 489,600 shares of Class A common stock issuable upon exercise of warrants owned by the Reporting Person. The address for the Reporting Person is Two Greenwich Plaza, Greenwich, CT 06830. AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and CNH Partners, LLC have shared voting power and shared dispositive power with respect to the reported shares shown above.
(9)	Based solely on Schedule 13G/A filed with the SEC on February 14, 2018. Includes 767,000 shares of Class A common stock issuable upon exercise of warrants held for the accounts of Serenity Now LLC, Option Opportunities Corp, Warberg WF IV LP, Warberg WF V LP and Warberg CA Fund LP (collectively, the “Warberg Funds”) and held personally by Mr. Daniel Warsh. Warberg Asset Management LLC serves as investment manager to each of the Warberg Funds. Mr. Warsh is a managing member and the control person of Warberg. The address of the principal business office of each of the Reporting Persons is 716 Oak Street, Winnetka, IL60093.
(10)	Includes 1,150,979 shares of Class A common stock issuable upon exercise of warrants owned by the Reporting Person and 46,435 shares of Class A common stock issuable upon conversion of shares of Series A Preferred Stock owned by Mr. Hanna.
(11)	Mr. Kovalik is the managing member of KLR Group, which owns 100% of KLR Group Investments, LLC, which is the managing member of KLR Sponsor. KLR Group Investments, LLC is the managing member of KLR Sponsor. Mr. Kovalik may therefore be deemed to be a beneficial owner of the securities owned by KLR Group and KLR Sponsor.
(12)	Includes 10,000 shares of Class A common stock issuable upon exercise of warrants owned by the Reporting Person.
(13)	Includes 9,300 shares of Class A common stock issuable upon exercise of warrants owned by the Reporting Person.
(14)	Tiffany J. Thom resigned from her position as Chief Financial Officer on June 26, 2017.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 16200 Park Row, Suite 300, Houston, Texas 77084, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

We anticipate that the 2018 annual meeting of stockholders will be held no later than May 26, 2018. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2018 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and our bylaws. Assuming the meeting is held on or about April 26, 2018, such proposals must be received by the Company at its offices at 16200 Park Row, Suite 300, Houston, Texas 77084 no later than December 13, 2017.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be delivered to us at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation. Accordingly, for our 2018 Annual Meeting, assuming the meeting is held on April 26, 2018, notice of a nomination or proposal must be delivered to us no later than January 26, 2018 and no earlier than December 27, 2017. The Chairman of our board of directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

ANNEX A

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ROSEHILL RESOURCES INC.

, 2018

Rosehill Resources Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The present name of the Corporation is “Rosehill Resources Inc.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on September 21, 2015 (the “Original Certificate”). The first amendment to the Original Certificate was filed with the Secretary of State of the State of Delaware on November 19, 2015. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 10, 2016. The Second Amended and Restated Certificate of Incorporation was filed with the Secretary of the State of Delaware on April 27, 2017 (the “Second Amended and Restated Certificate”).

2. This first amendment to the Second Amended and Restated Certificate (the “First Amendment”) was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3. This First Amendment amends certain provisions of the Second Amended and Restated Certificate. Certain capitalized terms used in this Second Amended and Restated Certificate are defined where appropriate herein.

4. This First Amendment shall become effective upon filing.

5. The text of Section 4.1 of ARTICLE IV of the Second Amended and Restated Certificate is hereby amended and restated in its entirety to read as follows:

“Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 281,000,000 shares, consisting of 280,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), including 250,000,000 shares of Class A Common Stock (the “Class A Common Stock”) and 30,000,000 shares of Class B Common Stock (the “Class B Common Stock”) and 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

[Signature page follows.]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.

ROSEHILL RESOURCES INC.

By:
Name:
Title:

SIGNATURE PAGE TO

CERTIFICATE OF AMENDMENT OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF ROSEHILL RESOURCES INC.

A-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

ROSEHILL RESOURCES INC.

Special Meeting of

Stockholders

April 16, 2018, 8:30 a.m.

Central Time

This Proxy is Solicited On Behalf

Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card
in the Envelope Provided	Please mark your votes like this	X

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐
PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

Proposal: To approve and adopt an amendment to the Company’s second amended and restated certificate of incorporation to authorize an additional 155,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share, which would increase the Company’s capital stock to include 250,000,000 shares of Class A common stock	FOR	AGAINST	ABSTAIN

CONTROL NUMBER

Signature                                                  Signature, if held jointly                                                Date                    , 2018.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ROSEHILL RESOURCES INC.

The undersigned appoints J. A. (Alan) Townsend and Chris Wood, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Rosehill Resources Inc. held of record by the undersigned at the close of business on March 7, 2018 at the Special Meeting of Stockholders of Rosehill Resources Inc. to be held on April 16, 2018, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)